UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811 02995

Exact name of registrant as specified in charter: NRM Investment Company

Address of principal executive offices: NRM Investment Company, 280 Abrahams Lane, Villanova, Pa., 19085

Name and address of agent for service: John H. McCoy, President, NRM Investment Company, 280 Abrahams Lane, Villanova, Pa., 19085

Registrant's Telephone Number:   (610) 995-0322

Date of fiscal year end:  August 31

Date of Reporting Period: Period ending August 31, 2010

ITEM 1 - REPORTS TO STOCKHOLDERS

A copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act is attached hereto.

ITEM 2 -  CODE OF ETHICS

At its annual meeting of December 17, 2009 the Company restated its Ethics Code to assure full compliance with the mandate of SEC Rule 17j-1 under the Investment Company Act.  Included in the expanded code are disclosure procedures by access persons and reporting to the Board of quarterly activity. A copy of the restatement is attached hereto.

ITEM 3. -  AUDIT COMMITTEE FINANCIAL EXPERT

The Board of Directors does not have an audit committee and accordingly the entire board oversees the Registrant’s accounting and financial reporting processes including the audits of its financial statements. The board employs an outside accountant responsible for normal bookkeeping, tax preparation and recordkeeping, and employs a firm of independent auditors to report on internal controls and certify its financial records on an annual basis. The bookkeeper and outside auditor both qualify as financial experts. The outside accountant and auditor are engaged on behalf of the Registrant by the Company’s president and their engagements are ratified yearly by the shareholders. The outside auditor provides no services for the Registrant’s investment adviser. Note: two members of the five-member board of directors own 95.4% of its shares. Registrant has no salaried employees to otherwise fulfill the role of financial expert.

ITEM 4. ACCOUNTANT FEES AND SERVICES

	2009	2010

(a) Audit fees	$20,487	$32,869

(b) Related fees	0	0

(c) (d) Tax & other fees	$7,200	$7,200

ITEM 5. -  Registrant is not a listed issuer.

ITEM 6 - SCHEDULE OF INVESTMENTS

The information is included as part of the report to shareholders filed under Item 1 of this report and attached hereto.

ITEMS 7, 8, 9  – PROXY VOTING POLICIES
 AND PURCHASES OF EQUITY SECURITIES

The information requested is not applicable to this open-end company.

ITEM 10 – SUBMISSION OF MATTERS
 TO A VOTE OF SECURITY HOLDERS

The registrant does not have a nominating committee. John H. McCoy, the Company's president and chairman of the board owns beneficially and of record approximately 85% of the Company's outstanding shares, he controls the Company, and is entitled to vote for every board member. Five shareholders, including Mr. McCoy, own beneficially approximately 99.9% of the Company’s outstanding shares. These circumstances obviate a nominating committee. All of the Board members, John H. McCoy, George Connell, Raymond Welsh, Anthony Fisher and Joseph Fabrizio routinely participate in the nomination of the directors at the annual shareholders meeting and by consensus accept the board members heretofore elected and currently serving.

ITEM – 11 CONTROLS AND PROCEDURES

The Fund operates through its five-member board of directors sitting as an executive committee of the whole; the board members receive only nominal director’s fees. The Fund has no employees other than its officers none of whom receives compensation in such role. (The Assistant Secretary to the Fund is its counsel who receives compensation only for legal work, not in his role as a Fund officer.) The Fund engages independent contractors to provide investment, financial and custodial services. The Fund’s principal executive and financial officer is its major shareholder and one of the five directors. In his view the following controls and procedures are effective to comply with the Regulations under the Investment Company Act.

Portfolio Procedures

1. The Investment Advisor has discretion in investing the Fund’s portfolio but only within the guidelines established by the Board of Directors, and those authorized to execute investment transactions act only on direction by the Board or Advisor.

2. Any significant inflows or outflows of cash will be brought to the President’s attention to confirm that a related purchase or sale of securities or other disbursement was authorized by him.

Investment Custody and Shareholder Services

All transactions with shareholders and the custody of the Fund’s securities are performed by an independent corporate custodian.  Any changes to these functions must be authorized by the Board of Directors.

Accounting and Reporting

1. The recording, summarizing and reporting of all financial data will be performed by a CPA who is independent of the buying and selling of securities as well as the disbursement of the Fund’s cash and transfer of the Fund’s assets.

2. Upon discovery, the CPA will bring any unusual transaction directly to the President and/or Board’s attention.

3. The CPA will provide directly to the Board of Directors a Statement of Net Assets and a Statement of Operations in accordance with generally accepted accounting principles within ten business days of each month end.

NRM Investment Company

Notes to Financial Statements

August 31, 2010
CERTIFICATIONS

I, John H. McCoy, President and Treasurer of the Fund (the Company’s principal executive and financial officer) certify that:

1.           I have reviewed this report on Form N-CSR of NRM Investment Company;

2.           Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3.           Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report;

4.           The registrant’s other certifying officer(s) and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) and internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) for the registrant and have:

(a)           Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

(b)           Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

NRM Investment Company

Notes to Financial Statements

August 31, 2010

(c)           Evaluated the effectiveness of the registrant’s disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of a date within 90 days prior to the filing date of this report based on such evaluation; and

(d)           Disclosed in this report any change in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting; and

5.           The registrant’s other certifying officer(s) and I have disclosed to the registrant’s auditors and the audit committee of the registrant’s board of directors (or persons performing the equivalent functions):

(a)           All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant’s ability to record, process, summarize, and report financial information; and

(b)           Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant’s internal control over financial reporting.

NRM Investment Company

Notes to Financial Statements

August 31, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant: NRM Investment Company

By:                 /s/ John H. McCoy
John H. McCoy, President and Treasurer

Date:           10/29/10

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:                 /s/ John H. McCoy
John H. McCoy, President and Treasurer

Date:           10/29/10

By:           /s/ Edward Fackenthal
Edward Fackenthal, Counsel and Assistant Secretary

Date:           10/29/10

NRM Investment Company

Annual Report

August 31, 2010

NRM Investment Company
Annual Report
August 31, 2010

NRM INVESTMENT COMPANY
Total Returns
Year Ended August 31, 2010

Total Return
NRM Investment Company	9.71%
Composite Index1	10.92%
1 60% Barclays 5 Yr Muni / 40% ML PFD Stock DRD Eligible (9/1/09 to 7/31/10)
  60% Barclays 5 Yr Muni / 20% S&P 500/ 20% CPI (8/1/09 to 8/31/10)

Performance at a Glance

				Distributions Per Share
	Starting Share Price	Ending Share Price	Income Dividends	Capital Gains
NRM Investment Company	$3.07	$3.25	$0.114	$0.00

Advisor’s Report

The past year was marked by an economy that recovered in an uneven pattern that is actually typical of recoveries from sharp recessions. After a period of somewhat more robust recovery, the economy slowed its rate of growth during the summer months. Unemployment remained stubbornly high. The Federal Reserve maintained its Federal Funds policy target at the 0 to 0.25% rate initiated in December 2008. In the FOMC’s own words, they expect that the rate will remain at this exceptionally low level for an extended period. During the prior year, the Fed had supported the accommodative monetary policy with an expansion of its balance sheet by a trillion dollars to further enhance liquidity by purchasing US Treasury, Agency and Mortgage-backed securities. During this past year, they had maintained the balance sheet at the expanded level by reinvesting maturity and redemption proceeds back into the market, primarily by purchasing additional US Treasury issues. At this writing, there is substantial market speculation regarding the need for additional security purchases to inject even more liquidity into the economy to stimulate job growth. The Federal budget deficit is forecast to exceed $1 trillion for the fiscal year ending September.

During the past year, the yield on the benchmark ten-year Treasury note has ranged from a high of 3.99% in April, 2010 to the low of 2.47% on August 31, 2010. That fiscal year-end level compares to 3.40% at the end of the prior fiscal year. The Treasury yield curve from one to ten years reflected continued extremely low short-term rates and flattened from 297 basis points (bps) to 224 bps. The municipal yield curve similarly flattened from 276 bps to 207 bps. Credit concerns regarding municipal issues began to abate as tax revenues started to show modest year-over-year improvement. State and local government

NRM INVESTMENT COMPANY

Advisor’s Report (continued)

budgets are forecast to have reduced deficits in 2011 compared to 2010 and 2009 as a result of both revenue improvement and spending cuts. Within this slow growth, high unemployment, low interest rate environment, oil prices remained relatively stable, ending the period at $71.92 per barrel after beginning at $69.96. Conversely, Gold had a substantial rise from $951.25 to $1247.45 per ounce.

The NRM Investment portfolio returned 9.71% for the fiscal year ended August 31, 2010. The Barclays Capital 5-year Municipal Bond Index was up 7.73% over the same time period and The Merrill Lynch Index of DRD Eligible Preferred Stock increased 20.24%. (Please note that QDI and DRD are terms that describe the same dividend tax treatment to investors.) A benchmark index weighted 60% of the Barclays 5-year Municipal Index and 40% of the Merrill Lynch Preferred Stock; DRD Eligible through July 31, 2010 and then 60% of the Barclays 5-year Municipal Index, 20% the S&P 500 Stock Index and 20% Consumer Price Index (CPI) through August 31, 2010 would have returned 10.92% for the period. The municipal bond holdings have a duration of 3.84, slightly less than the Index at 4.01 as of Fiscal Year-end.  The quality of the municipal holdings remains strong at A+.

Going forward, we will continue to look to add incremental yield while preserving principal and purchasing power for the shareholders of NRM Investment through a top-down analysis of the economic and inflation outlooks and the resulting policy actions that impact interest rates. This is combined with sector allocation and individual security selection within the sectors employed by NRM Investment to achieve the desired portfolio.

The portfolio was able to keep pace with the performance of the Municipal bond market, essentially matching the performance of the benchmark index for the 6 month period. The Municipal market continued to benefit from strong demand from investors for tax-exempt income. The portfolio has kept its interest rate sensitivity as measured by duration to a modest level to limit vulnerability to future increases in interest rates.

The portfolio also benefitted from the continued strong performance on the part of the preferred stock market. Preferred stocks represent the significant asset class in the portfolio in addition to municipal bonds.

2

NRM INVESTMENT COMPANY

Performance Summary

The following is a line graph that compares the initial and subsequent account values at the end of each of the most recently completed ten fiscal years of the Fund. It assumes a $10,000 initial investment at the beginning of the first fiscal year and an appropriate broad-based securities market index for the same period.
* Index key
Prior to 2008: 100% Barclays 5 Yr Muni
2008 thru 7/31/10: 60% Barclays 5 Yr Muni / 40% ML PFD Stock DRD Eligible
Beginning 7/31/10: 60% Barclays 5 Yr Muni/ 20% S&P500/20% CPI

3

NRM INVESTMENT COMPANY

Performance Summary - Continued
The bar chart and table shown below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for 1, 5, and 10 years compared with those of broad-based securities market indexes.  How the Fund has performed in the past (both before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Annual Total Returns
For the nine month period ending 9/30/10, the Company had a total return of 7.26%.

During the 10 year period shown in the bar chart, the highest quarterly return was 17.36% (quarter ended 6/30/09) and the lowest quarterly return was -14.87% (quarter ended 9/30/08).

4

NRM INVESTMENT COMPANY

Performance Summary - Continued

Average Annual Total returns for Periods Ended December 31, 2009

	1 year	5 years	10 years
Return Before Taxes	15.96%	-1.21%	1.94%
Return After Taxes on Distributions	15.27%	-1.79%	1.50%
Return After Taxes on Distributions and redemption of Fund Shares	23.19%	-16.86%	-13.44%

Comparative indexes (reflecting no deductions for fees, expenses or taxes)
Barclays 5 year Municipal Bond Index	7.40%	4.50%	5.24%
Merrill Lynch Preferred Stock DRD Eligible Index	12.38%	-12.00%	-3.29%
Composite Index 1	9.39%	-1.50%	2.18%

1 60% Barclays 5 Yr Muni / 40% ML PFD Stock DRD Eligible. These indexes were used to compare the Company’s results with established benchmarks for asset categories similar to the Company’s investments throughout calendar year 2009.  The results were blended to reflect the proportions of like-kind investments the Company held in its 2008 portfolio forward.  Prior to 2008 the benchmark was 100% Barclays 5 Yr Muni.  The Company selected Merrill Lynch Preferred DRD (Dividend Received Deduction) Eligible as a benchmark as the nearest equivalent to the pass-through treatment the Company shareholders received for QDI (Qualified Dividend Income) from the bulk of its preferred shares it held throughout 2009. The same indexes were used throughout July 2010 during which the Company owned a similar blend of securities. After July 31, 2010, the Company used three indexes to reflect new investments: 60% Barclays 5 Yr. Muni 20% S&P 500, and 20% CPI.

After Tax returns are calculated using the historical highest individual federal marginal income tax rates that do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor's tax situation and may differ from those shown and are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401K plans or individual retirement accounts and certain annuities.

5

NRM Investment Company Financial Statements August 31, 2010

NRM Investment Company

   Page

Independent Auditors’ Report

Financial Statements

Statement of Assets and Liabilities	1

Schedule of Investments	2

Statement of Operations	5

Statement of Changes in Net Assets	6

Financial Highlights	7

Notes to Financial Statements	8

NRM Investment Company

Report of Independent Registered Public Accounting Firm

Shareholders and Board of Directors

NRM Investment Company

We have audited the accompanying statement of assets and liabilities of NRM Investment Company (the Fund), including the schedule of investments, as of August 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 2010, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of NRM Investment Company as of August 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ ParenteBeard LLC

Malvern, Pennsylvania
October 29, 2010

NRM Investment Company

Statement of Assets and Liabilities
August 31, 2010

2010
Assets

Investments at fair value (cost $11,730,832)	$11,385,534
Interest and dividends receivable	89,205
Prepaid expenses	1,583

Total assets	11,476,322

Liabilities

Accrued expenses and other liabilities	39,819

Net assets, applicable to 3,518,449 outstanding shares, equivalent to $3.25 a share	$11,436,503

See notes to financial statements

NRM Investment Company

Schedule of Investments
Year Ended August 31, 2010

Principal Amount or Shares	Fair Value
Municipal Bonds –58.7%

General Obligation Bonds – 9.7%
Pittsburgh, Pennsylvania, 5.00%, due 9/1/12, callable 3/1/12 at 100 (AMBAC)	250,000	$265,176
Philadelphia, Pennsylvania School District, 5.625%, due 8/1/15, callable 8/1/12 at 100 (FGIC)	300,000	329,388
Pittsburgh, Pennsylvania, Refunding, 5.25%, due 9/1/16	100,000	115,101
Puerto Rico, 5.50%, due 7/1/17	250,000	278,995
Will County, Illinois, 5.0%, due 11/15/24	100,000	110,452

Total General Obligation Bonds	1,099,112

Housing Finance Agency Bonds - 1.9%
California Housing Finance Agency, Home Mortgage, 10.25%, due 2/1/14, callable 2/1/99 at 100	20,000	20,472
Louisiana LOC Government Environmental Facilities Community Development Authority, Multi-family Housing, 4.25%, due 4/15/39, put 4/15/16 at 100.00	190,000	194,571

Total Housing Finance Agency Bonds	215,043

Other Revenue Bonds – 47.1%
Parkland, Pennsylvania School District, 5.375%, due 9/1/15 (FGIC)	170,000	201,136
Montgomery County, Pennsylvania Industrial Development Authority, 5.00%, due 11/1/10	250,000	251,790
Allegheny County, Pennsylvania Industrial Development Authority, 5.00%, due 11/1/11 (MBIA)	100,000	104,700
Philadelphia, Pennsylvania Gas Works, 18th Series, 5.00%, due 8/1/11 (CIFG)	300,000	309,351
Pennsylvania Infrastructure Investment Authority, 5.00%, due 9/1/12	500,000	545,750
Pennsylvania State Higher Educational Facilities Authority, 5.50%, prerefunded 1/01/16	350,000	391,227
Harrisburg, Pennsylvania Recovery Facilities, 5.00%, mandatory put 12/1/33	425,000	431,320
Philadelphia, Pennsylvania Wastewater, 5.00%, due 7/1/14	250,000	283,325
Pennsylvania State Turnpike Commission, 5.25%, due 12/1/14, callable 12/1/10 at 101 (AMBAC)	155,000	156,325

See notes to financial statements

NRM Investment Company

Schedule of Investments
Year Ended August 31, 2010

Principal Amount or Shares	Fair Value
Municipal Bonds – 58.7% (Continued)

Other Revenue Bonds – 47.1% (Continued)
St. Louis Missouri Municipal Finance Corporation, Leasehold Revenue (County Justice Center), 5.25%, due 2/15/15, callable 2/15/12 at 100 (AMBAC)	50,000	$51,793
Pennsylvania State Turnpike Commission, 5.25%, due 12/1/15, callable 12/1/10 at 101 (AMBAC)	140,000	141,193
Allegheny County Sanitation Authority, Sewer Revenue, 5.00%, due 12/1/23, callable 12/1/15 at 100	300,000	320,337
Allegheny County, Pennsylvania Higher Educational Building Authority, 5.50%, due 3/1/16, callable 6/15/12 at 100 (AMBAC)	150,000	173,218
Pennsylvania State Higher Educational Facilities Authority, 5.00%, due 6/15/16, callable 6/15/12 at 100 (AMBAC)	100,000	106,573
Philadelphia, Pennsylvania Gas Works, Fourth Series, 5.25%, due 8/1/16, callable 8/1/13 at 100	250,000	283,885
Chester County, Pennsylvania Health and Educational Authority (Devereux), 5.00%, due 11/1/18	405,000	428,259
Tobacco Settlement Financial Corporation, New Jersey, 5.00%, due 6/1/19 , callable 6/1/17 at 100	200,000	200,098
Pennsylvania State Public School Building Authority, 5.00%, due 5/15/22	150,000	160,915
Pennsylvania State Higher Educational Facilities Authority (University of Pennsylvania Health System), 4.75%, due 8/15/22, callable 8/15/19 at 100	150,000	160,254
North Carolina Medical Care Community Mortgage Revenue (Chatham Hospital), 5.25%, due 8/1/26, callable 2/1/17 at 100 (MBIA)	235,000	244,050
Virginia Port Facilities Authority, 4.50%, due 7/1/30, callable 7/1/19 at 100	200,000	208,728
Pennsylvania State Higher Educational Facilities Authority, 6.00%, due 1/15/31	200,000	206,202
Total other revenue bonds		5,360,429

Total municipal bonds (cost $6,427,972)	6,674,584

Common Stocks – 16.8%
Altria Group, Inc.	4,500	100,440
AT & T, Inc.	2,000	54,060
Bristol Myers Squibb Co.	2,750	71,720
Caterpillar, Inc.	1,000	65,160

See notes to financial statements

NRM Investment Company

Schedule of Investments
Year Ended August 31, 2010

Principal Amount or Shares	Fair Value

Common Stocks (Continued) – 16.8%
Conocophillips	1,250	$65,537
Consolidated Edison, Inc.	1,750	83,178
DuPont E.I. DeNemours & Co.	1,200	48,924
Eaton Corp.	1,750	69,480
Exelon Corp.	1,750	71,260
Genuine Parts Co.	1,000	41,930
Glaxosmithkline PLC, ADR	2,500	93,500
Home Depot Inc.	2,000	55,640
Intel Corp.	4,000	70,660
Johnson & Johnson	1,000	57,020
Kimberly Clark Corp.	1,500	96,600
Kraft Foods Inc., Class A	2,000	59,820
Lockheed Martin Corp.	500	34,760
M&T Bank Corp.	500	42,820
McDonalds Corp.	900	65,754
Merck & Co., Inc.	2,750	96,690
NYSE Euronext	3,000	83,220
Procter & Gamble Co.	1,250	74,587
Royal Dutch Shell, PLC, ADR	1,500	79,575
Sysco Corp.	2,000	54,980
Total Fina Elf SA, ADR	2,000	93,300
VF Corp.	850	59,985
Verizon Communications	1,500	44,295
Waste Management Inc.	2,500	82,725

Total common stocks (cost $1,935,399)	1,917,620

Other Securities – 17.8%
Capital Trust, Inc. – REIT	70,000	116,900
Ishares Comex Gold Trust	35,140	429,411
SPDR Gold Trust	3,650	445,592
JPMorgan Chase & Co Aleran ML ETN	4,700	149,648
Pimco Real Return Strategy Fund	58,035	446,292
Vanguard Precious Metals & Mining Fund	21,544	440,153

Total other securities (cost $2,602,127)	2,027,996

Short-Term Investments - at Cost Approximating Fair Value - 6.7%
Federated Pennsylvania Municipal Cash Trust #8 – (Cost $765,334)	765,334	765,334

Total investments - 100% (cost $11,730,832)	$11,385,534

See notes to financial statements

NRM Investment Company

Statement of Operations
Year Ended August 31, 2010

Investment Income
Interest	$259,711
Dividends	301,201
560,912

Expenses
Investment advisory fees:	33,635
Custodian fees	18,025
Transfer and dividend disbursing agent fees	1,800
Legal and professional fees	81,069
Directors’ fees	8,000
Insurance	1,567
Capital stock tax	5,057
Miscellaneous	7,934

Total expenses	157,087

Net investment income	403,825

Realized and Unrealized Gain (Loss) on Investments
Net realized loss from investment transactions	(985,719)
Net unrealized appreciation of investments	1,622,695

Net realized and unrealized gain on investments	636,976

Net increase in net assets resulting from operations	$1,040,801

See notes to financial statements

NRM Investment Company

Statement of Changes in Net Assets
Years Ended August 31, 2010 and 2009

2010	2009

Increase (Decrease) in Net Assets from Operations
Net investment income	$403,825	$486,420
Net realized loss from investment transactions	(985,719)	(985,094)
Net unrealized appreciation (depreciation) of investments	1,622,695	(684,194)

Net increase (decrease) in net assets resulting from operations	1,040,801	(1,182,868)

Distributions to Shareholders	(401,100)	(335,957)

Capital Share Transactions	54	(241,182)

Total increase (decrease) in net assets	639,755	(1,760,007)

Net Assets, Beginning of Year	10,796,748	12,556,755

Net Assets, End of Year	$11,436,503	$10,796,748

See notes to financial statements

NRM Investment Company

Financial Highlights
Year Ended August 31, 2010

2010	2009	2008	2007	2006

Per Share Data (for a share outstanding throughout the indicated year)

Net asset value, beginning of year	$3.069	$3.480	$3.551	$3.938	$3.900

Net investment income (loss)	.114	.138	.321	(.131)	.110

Net realized and unrealized gain (loss) on investments	.181	(.454)	(.336)	(.088)	.059

Total from investment operations	.295	(.316)	(.015)	(.219)	.169

Less distributions:
Dividends from capital gains	-	-	-	(.025)	(.021)
Dividends from net tax-exempt income	(.052)	(.045)	(.024)	(.064)	(.086)
Dividends from net taxable income	(.062)	(.050)	(.032)	(.079)	(.024)

Total distributions	(.114)	(.095)	(.056)	(.168)	(.131)

Net asset value, end of year	$3.250	$3.069	$3.480	$3.551	$3.938

Total return (loss)	9.71%	(9.20%)	(0.37%)	(5.79%)	4.40%

Ratios/supplemental data:
Net assets, end of year (in thousands)	$10,797	$10,797	$12,557	$12,815	$14,209

Ratio of expenses to average net assets	1.39%	1.40%	1.33%*	8.62%	1.05%

Ratio of net investment income (loss) to average net assets	3.58%	4.70%	9.23%	(3.43%)	2.77%

Portfolio turnover rate	38.07%	17.27%	9.27%	18.00%	88.85%

* Excludes the recovery of  environmental claims and related costs.

See notes to financial statements

NRM Investment Company

Notes to Financial Statements
August 31, 2010

August 31, 2010

1.	Nature of Business and Significant Accounting Policies

Nature of Business

NRM Investment Company (the “Fund”) is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The investment objective of the Fund is to maximize and distribute income and gains on a current basis. Its secondary objective is preservation of capital. The Fund generally invests in both bond and equity markets and is subject to the risks and uncertainty inherent therein. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Valuation of Investments

Investments in securities (other than debt securities maturing in 60 days or less) traded in the over-the-counter market, and listed securities for which no sale was reported on the last business day of the year, are valued based on prices furnished by a pricing service. This service determines the valuations using a matrix pricing system based on common bond features such as coupon rate, quality and expected maturity dates. Securities for which market quotations are not readily available are valued by the investment advisor under the supervision and responsibility of the Fund’s Board of Directors. Investments in securities that are traded on a national securities exchange are valued at the closing prices. Short-term investments are valued at amortized cost, which approximates fair value.

Investment Transactions and Related Investment Income

Investment transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses from investment transactions are reported on the basis of identified cost for both financial and federal income tax purposes. Interest income is recorded on the accrual basis for both financial and income tax reporting. Dividend income is recognized on the ex-dividend date. In computing investment income, the Fund amortizes premiums over the life of the security, unless said premium is in excess of any call price, in which case the excess is amortized to the earliest call date. Discounts are accreted over the life of the security.

Transactions with Shareholders

Fund shares are sold and redeemed at the net asset value. Transactions of these shares are recorded on the trade date. Dividends and distributions are recorded by the Fund on the ex-dividend date.

Federal Income Taxes

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and distribute substantially all of its net investment income and realized net gain from investment transactions to its shareholders and, accordingly, no provision has been made for federal income taxes.

The Fund adopted guidance on accounting for uncertain tax positions during the year ended  August 31, 2010. The adoption did not have an impact on the Fund’s net assets or changes in net assets.

NRM Investment Company

Notes to Financial Statements

August 31, 2010
1.	Nature of Business and Significant Accounting Policies (Continued)

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2.	Investment Advisor and Management Fees and Other Transactions with Affiliates

The Fund has an investment advisory agreement which provides that the Fund pays to the investment advisor, as compensation for services provided and expenses assumed, a fee at the annual rate of .30% of the Fund’s net asset value. The chief executive officer of the investment advisor is on the Board of Directors of the Fund. Furthermore, the Fund’s president and chairman of the Board owns 80.1% of the Fund’s outstanding shares as of August 31, 2010.

3.	Cost, Purchases and Sales of Investment Securities

Cost of purchases and proceeds from sales and maturities of investment securities, other than short-term investments, aggregated $4,131,733 and $4,724,967, respectively, during the year ended August 31, 2010.

At August 31, 2010, the cost of investment securities owned is the same for financial reporting and federal income tax purposes. Net unrealized depreciation of investment securities is $345,298 (aggregate gross unrealized appreciation of $367,732, less aggregate unrealized depreciation of ($713,030).

4.	Fair Value Measurements

The Fund adopted guidance on fair value measurements, issued by  the Financial Accounting Standards Board (FASB) ASC 820-10, “Fair Value Measurements”. ASC 820-10 establishes a fair value hierarchy that prioritizes the inputs to valuation methods used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The three levels of fair value hierarchy under ASC 820-10 are as follows:

Level 1 - Unadjusted quoted prices in active markets that are accessible at the measurement date for identical unrestricted assets or liabilities.

Level 2 - Quoted prices in markets that are not active, or inputs that are observable either directly or indirectly, for substantially the full term of the asset or liability.

Level 3 -  Prices or valuation techniques that require inputs that are both significant to fair value measurement and unobservable (i.e. support with little or no market value activity).

NRM Investment Company

Notes to Financial Statements

August 31, 2010
4.	Fair Value Measurements (Continued)

For financial assets measured at fair value on a recurring basis, the fair value measurement by the level within the fair value hierarchy used as at August 31, 2010 are as follows:

Description	Total	(Level 1 - Quoted Prices in Active Markets for Identical Assets)	(Level 2 - Significant Other Observable Inputs)	(Level 3 - Significant Unobservable Inputs)

Municipal bonds	$6,674,584	$-	$6,674,584	$-
Common stocks	1,917,620	1,917,620	-	-
Other securities	2,027,996	2,027,996	-	-
Temporary cash investments	765,334	765,334	-	-

Total	$11,385,534	$4,710,950	$6,674,584	$-

5.	Environmental Liability

The Fund operated a steel processing factory between 1974 and 1979. During this period, it disposed of a relatively harmless chemical waste product consisting of a weak ferrous chloride solution. The independent transporters represented that its destination was at an approved site. Following various investigations beginning in the 1980’s and continuing to the present, the United States Environmental Protection Agency (EPA) determined that property on Broad Street in Doylestown, Pa. was used as an unapproved disposal site for many hazardous chemicals. In March 2008, it designated the site, called Chem-Fab, a National Priority “Super Fund” site requiring environmental remediation. Among the chemicals supposedly deposited there was ferrous chloride. Operations at Chem-Fab included ferrous chloride of greater strength than the Fund’s waste product. The EPA, supported by what it deems to be relevant documents and a witness statement, determined that the Fund and three others were responsible parties for disposal at Chem-Fab, and pursuant to statutory authorization, invited the four to participate in investigation and remediation. The expected cleanup cost for the site is uncertain but has been estimated at $5,000,000.

The Fund believes the EPA evidence of the Fund’s connection with the Chem-Fab site is weak and that any ferrous chloride of the kind the Fund produced and that may have been taken there caused no environmental harm. Based thereon, the Fund’s board of directors declined the invitation to remediate. On July 10, 2009, EPA acknowledged the refusal (as well as the refusals of the other three), indicating it would conduct an investigation and remediation study without outside participation. There has been no further contact from the EPA.

NRM Investment Company

Notes to Financial Statements

August 31, 2010
5.	Environmental Liability (Continued)

The EPA, if it persists in its position that the Fund was in any way responsible, may bring formal action for reimbursement. Although the Fund will defend vigorously any such action that might be brought, counsel, at this early stage of the investigation, is unable to evaluate the risk other than to say it is serious and for the indefinite future should be regarded as material.

6.	Transactions in Capital Stock and Components of Net Assets

Transactions in fund shares for the years ended August 31 were as follows:

2010		2009
Shares	Amount	Shares	Amount

Shares issued	-	$-	-	$-
Shares issued in reinvestment of dividends	19	59	9	25
Shares redeemed	(1)	(5)	(90,003)	(241,207)

Net increase (decrease)	18	$54	(89,994)	$(241,182)

The components of net assets at August 31 are as follows:

2010	2009

Capital shares, par value $.01 per share, 3,518,449 shares and 3,518,431 shares issued and outstanding at August 31, 2010 and August 31, 2009 (10,000,000 full and fractional shares authorized); and capital paid-in	$13,758,478	$13,758,424
Net realized loss on sale of investments*	(1,982,864)	(997,145)
Unrealized depreciation of investments	(345,297)	(1,967,992)
Undistributed net investment income	6,186	3,461

Net assets	$11,436,503	$10,796,748

*
Realized losses are the same for federal income tax purposes. Realized losses can be carried  forward until the year ended August 31, 2016 ($12,051), August 31, 2017 ($985,094) and August 31, 2018 ($985,719).

NRM Investment Company

Notes to Financial Statements

August 31, 2010
7.	Distributions to Shareholders

The tax character of distributions paid during the years ended August 31are as follows:

2010	2009

Distributions paid from:
Tax-exempt interest and dividends	$182,522	$166,097
Taxable qualified dividends	218,578	168,506
Taxable ordinary dividends	-	1,354
Long-term capital gains	-	-

	$401,100	$335,957

8.	Subsequent Events

During 2009, the Fund adopted Financial Accounting Standards Board (FASB) guidance now codified as FASB ASC Topic 855, Subsequent Events. This guidance establishes general standards for accounting and for disclosure of events that occur after the balance sheet date but before financial statements are issued. The subsequent event guidance sets forth the period after the balance sheet date during which management of a reporting entity should evaluate events or transactions that may occur for potential recognition in the financial statements, identifies the circumstances under which an entity should recognize events or transactions occurring after the balance sheet date in the financial statements, and the disclosures that should be made about events or transactions that occur after the balance sheet date.

9.	Concentration of Credit Risk

During the current period, the Fund had cash balances in excess of federally insured limits.

10.	Cash and Cash Equivalents

The Fund considers all short-term liquid investments with a maturity of three months or less when purchased to be cash equivalents.

In the normal course of business, the Fund’s marketable securities transactions, money balances and marketable security positions are transacted with a broker. The Fund is subject to credit risk to the extent any broker with which it conducts business is unable to fulfill contractual obligations on its behalf.  The Fund monitors the financial condition of such brokers and does not anticipate any losses from these counterparties.

NRM Investment Company

Notes to Financial Statements

August 31, 2010

Fund’s Expenses

Fees and Expenses
The following table describes the fees and expenses you may pay if you by and hold shares of the Fund. As is the case with all mutual funds, transaction costs incurred by the Fund for buying and selling securities are not reflected in the table. However, these costs are reflected in the investment performance figures included in the prospectus. The expenses shown in the following table are based on those incurred in the fiscal year ended August 31, 2010:

Shareholder Fees
(Fees paid directly from your investment)
Sales Charge (Load) imposed on Purchases	None
Purchase Fee	None
Sales Charge (Load) imposed on Reinvested Dividends	None
Redemption Fees	None
Account Service Fees	None

Annual Fund Operating Expenses
(Expenses deducted from the Fund’s assets)
Management Expenses	.30%
12b-1 Distribution Fees	None
Other Expenses	1.09%
Total Annual Fund Operating Expenses	1.39%

Example:  This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

One Year	Three Years	Five Years	Ten Years

$146	$453	$728	$1,660

Exhibit to Item 2

Code of Ethics - Restated

NRM INVESTMENT COMPANY
CODE OF ETHICS AS RESTATED
(Amended)

I.           Legal Requirement.

The Investment Company Act of 1940, as amended (the "Act") and Rule 17j-1 thereunder (the “Rule”) make it unlawful for any officer or director of the Company, the investment advisor or any person affiliated with the Company or an Advisor, in connection with the purchase or sale, directly or indirectly, by such person of a security held or to be acquired by the Company:

1.	To employ any device, scheme or artifact to defraud the Company;

2.
To make to the Company any untrue statement of a material fact or omit to state to the Company a material fact necessary in order to make the statements made, in light of the circumstances under which they are made, not misleading;

3.	To engage in any act, practice, or course of business that operates or would operate as a fraud or deceit upon the Company; or

4.	To engage in any manipulative practice with respect to the Company's investment portfolios.

II.           Purpose of the Code of Ethics.

In compliance with general fiduciary rules and with the provisions of the Act and the Rule, the Company requires that its directors, officers and other employees, the directors, officers and other employees of the Company’s investment adviser, and the directors, officers and other employees of its other advisers will conduct their personal investment activities in accordance with (1) the duty at all times to place the interests of the Company's shareholders first, (2) the requirement that all personal securities transactions be conducted in a manner consistent with this Code of Ethics and in such manner as to avoid any actual or potential conflict of interest or any abuse of an individual's position of trust and responsibility, and (3) the fundamental standard that the Company, investment adviser and other Advisory personnel should not take inappropriate advantage of their positions.

The Company's Board of Directors has determined to restate in its entirety the Company’s existing code of ethics and to adopt this Code of Ethics to limit or proscribe conduct for certain types of personal securities transactions that might involve conflicts of interest or an appearance of impropriety, and to establish reporting requirements and enforcement procedures consistent with the Rule amendments.

III.       Definitions.

             The following two definitions of "Access Person" and "Advisory Person" are taken from the Rule. They are included for the purpose of alerting individuals affected by this Code to adhere to its provisions. As provided in "C" other definitions are contained in detail in the Rule and the individual or his counsel is directed thereto.

A. Access person means:

(i) Any Advisory Person of a Fund or of a Fund's investment adviser. If an investment adviser's primary business is advising Funds or other advisory clients, all of the investment adviser's directors, officers, and general partners are presumed to be Access Persons of any Fund advised by the investment adviser. All of a Fund's directors, officers, and general partners are presumed to be Access Persons of the Fund.

(ii) Any director, officer or general partner of a principal underwriter who, in the ordinary course of business, makes, participates in or obtains information regarding, the purchase or sale of Covered Securities by the Fund for which the principal underwriter acts, or whose functions or duties in the ordinary course of business relate to the making of any recommendation to the Fund regarding the purchase or sale of Covered Securities.

B Advisory person of a Fund or of a Fund's investment adviser means:

(i) Any director, officer, general partner or employee of the Fund or investment adviser (or of any company in a control relationship to the Fund or investment adviser) who, in connection with his or her regular functions or duties, makes, participates in, or obtains information regarding, the purchase or sale of Covered Securities by a Fund, or whose functions relate to the making of any recommendations with respect to such purchases or sales; and

(ii) Any natural person in a control relationship to the Fund or investment adviser who obtains information concerning recommendations made to the Fund with regard to the purchase or sale of Covered Securities by the Fund.

C. Other definitions contained in the Rule as they relate to Access Persons, including Advisory Persons, or as they are otherwise applicable in this Code of Ethics are incorporated herein; they are identified herein by being in initial capitals.

IV Policies of the Company Regarding Personal Securities                                                                                                Transactions.

A.	General Policy.

     No Access Person of the Company shall engage in any act, practice or course of business that would violate the provisions of the Act or the Rule set forth above, or in connection with any personal investment activity, engage in conduct inconsistent with this Code of Ethics. All affected Access Persons, to demonstrate compliance, shall file the reports provided in the Rule and in this Code.

B.	Specific Policies.

1.	Restrictions on Personal Securities Transactions by Access Persons.

a.
No Access Person may buy or sell securities in an Initial Public Offering or Limited Public Offering for his personal portfolio or the portfolio of a member of his immediate family without obtaining written authorization from the Company's president or his designee prior to effecting such security transaction. A written authorization for such security transaction will be provided by the president or his designee to the person receiving the authorization (if granted) and to the Company's record-keeper to memorialize the authorization that was granted.

Note: If an Access Person has questions as to whether purchasing or selling a security in an Initial Public Offering  or a Limited Public Offering for his personal portfolio or the portfolio of a member of his immediate family requires prior authorization, the Access Person should consult the Company's President or designee for clearance or denial of clearance to trade prior to effecting any securities transactions.

        b. The Company hereby establishes a "Blackout Period" within which to limit an Access Person’s trading in securities in which the Company holds or is considering holding a position. In general, no Access Person shall execute a securities transaction in any Covered Security that the Company owns or is considering for purchase or sale relative to its recent transactions or considerations. Particularly, without obtaining written authorization from the Company's president or designee prior to effecting a security transaction, no Access Person, for his personal portfolio or the portfolio of a member of his immediate family, shall engage in the Purchase or Sale of a Covered Security within the most recent fifteen day period from the Company’s acquisition or sale of a like security or from the last time a like security was being considered for purchase or sale by the Company.

Note: The Company’s president or his designee shall maintain and circulate appropriately, a blackout list of Company purchases and sales or purchases and sales the Company considered.

      c. Pre-clearance approval under paragraphs (a) or (b) will expire at the close of business on the fifth trading day after the date on which the authorization is received, and the Access Person is required to renew clearance for the transaction if the trade is not completed before the authority expires.

V.  Procedures.

In order to provide the Company with information to enable it to determine with reasonable assurance whether the provisions of this Code are being observed by its Access Persons:

  A. Each of the Company’s Access Person, unless excused by paragraph C., shall direct his broker to supply to the Company's president or his designee, on a timely basis, duplicate copies of confirmations of all securities transactions in which the person has, or by reason of such transaction acquires any direct or indirect beneficial ownership1 and copies of periodic statements for all securities accounts.

       B. Each of the Company’s Access Person, unless excused by paragraph C., shall submit initial2 reports to the Company's president or his designee, showing all holdings the Access Person maintained at the time he or she became an Access Person, and annual reports of holdings the Access Person maintains individually, with a broker, dealer or bank in which the person has any direct or indirect beneficial ownership.3 The initial reports shall be submitted no later than ten days after the person becomes an Access Person, containing information current as of a date no more than 45 days prior to the date the person becomes an Access Person. The annual reports shall be submitted on the date of the annual director/shareholders’ meeting containing information as of a date no more than 45 days before the report is submitted.

      C. The following Access Persons are not required to file initial or annual holding reports or transaction reports:

(1) A person who is an Access Person to the Company by reason of being an Advisory Person of the Company’s investment adviser (whether or not the person is an Access Person to the Company for any other reason), provided (a) such person submits reports to the investment adviser pursuant to the Rule, (b) the reports contain the same information as required by the Rule, and (c) the reports of such persons to the investment adviser are continuously open and available to the Company's president or his designee.

1 You will be treated as the "beneficial owner" of a security under this policy only if you have a direct or indirect pecuniary interest in the security.
(a) A direct pecuniary interest is the opportunity, directly or indirectly, to profit, or to share the profit, from the transaction.
(b) An indirect pecuniary interest is any non-direct financial interest, but is specifically defined in the rules to include securities held by members of your immediate family sharing the same household; securities held by a partnership of which you are a general partner; securities held by a trust of which you are the settlor if you can revoke the trust without the consent of another person, or a beneficiary if you have or share investment control with the trustees; and equity securities which may be acquired upon exercise of an option or other right, through conversion.

For interpretive guidance on this test, you should consult counsel

2 Initial reports need not be filed for access persons who became such before March 1,2000.
3 See footnote 1 above.

(2) Except as provided in paragraph D., Directors of the Company who are not “interested persons” within the meaning of the Act.

         D. Every Access Person, regardless of paragraph C., shall report to the president or his designee not later than thirty days after the end of each calendar quarter any transaction in Covered Securities which the Access Person has effected during the quarter which the Access Person then knows to have been effected within fifteen days from a date on which the Company purchased or sold, or considered the purchase or sale of, the same security.

 E. The Company's president or his designee shall notify each Access Person of the Company who may be required to make reports pursuant to this Code that such person is subject to this reporting requirement and shall deliver a copy of this Code to each such person.

       F. The Company's president or designee shall review the reports received, and as appropriate, compare the reports with the pre-clearance authorization received, and report to the Company's Board of Directors:

      (1) with respect to any transaction that appears to evidence a possible violation of this Code; and

      (2) apparent violations of the reporting requirements stated herein.

       G. The Board shall consider the reports made to it hereunder and shall determine whether the policies established by the Act, the Rule and this Code have been complied with or violated, and if violated, what sanctions, if any, should be imposed on the violator, including but not limited to a letter of censure, suspension or termination of the services of the violator, or the unwinding of the transaction and the disgorgement of any profits to the Company.  The Board shall review the operation of this Code at least once a year.

       H. The Company’s investment adviser shall adopt, maintain and enforce separate codes of ethics with respect to its personnel in compliance with the Rule and Rule 204-2(a) of the Investment Advisers Act of 1940 or Section 15 (f) of the Securities Exchange Act of 1934, as applicable, and shall forward to the Company’s President and the Company’s counsel copies of such code and all future amendments and modifications thereto.

    I. At each quarterly Board of Directors’ meeting the investment adviser shall report to the Company’s Board of Directors:

(1)   any reported securities transaction that occurred during the prior quarter that appears to have been inconsistent with the provisions of the code of ethics adopted by the Company’s investment adviser; and

(2)   all disciplinary actions4 taken in response to such violations.

    J. At least once a year, the Company’s investment adviser shall provide to the Board a report which contains (a) a summary of existing procedures concerning personal investing by advisory persons and any changes in the procedures during the past year and (b) an evaluation of current compliance procedures and a report on any recommended changes in existing restrictions or procedures based upon the Company’s experience under this Code, industry practices, or developments in applicable laws and regulations.

    K. This Code, the codes of the investment adviser, a copy of each report by an Access Person, any written report hereunder by the Company’s investment adviser and lists of all persons required to make reports shall be preserved with the Company’s records for the period required by the Rule. The Company shall keep all reports and lists sealed and marked "Confidential" to be disclosed only to the Company’s president or his designee or to authorized Securities and Exchange Commission personnel as required by law.

VI.	Certification.

     Each Access Person will be required to certify annually that he has read and understood this Code of Ethics, and will abide by it.  Each Access Person will further certify that he has disclosed or reported all personal securities transactions required to be disclosed or reported under this Code of Ethics.

4 Disciplinary action may include but is not limited to any action that has a material financial effect upon the individual involved, such as fining, suspending, or demoting an employee, imposing a substantial fine or requiring the disgorgement of profits.